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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                          IMAGE SENSING SYSTEMS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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IMAGE SENSING SYSTEMS, INC.
500 Spruce Tree Centre
1600 University Avenue West
St. Paul, Minnesota 55104
(651) 603-7700

                              NOTICE OF CORRECTION


                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, AUGUST 7, 2002

Dear Shareholder,

         Please be advised that the Notice of Annual Meeting of Shareholders and related proxy statement of Image Sensing Systems, Inc. dated July 12, 2002, relating to our 2002 Annual Meeting of Shareholders incorrectly stated the day of the week on which the annual meeting will be held. The meeting will be held on WEDNESDAY, August 7, 2002, NOT Thursday, August 7, 2002, as reported in the notice and proxy statement. The time and location of the meeting have not changed.

         We apologize for the error and hope to see you at the meeting.


                                         Sincerely,

                                         /s/ James Murdakes
                                         ---------------------------------------
                                         James Murdakes
                                         Chairman of the Board, Chief Executive
                                         Officer, President and Secretary

Dated:  July 22, 2002